SUPPLEMENT DATED JANUARY 14, 2021
to the following variable annuity prospectuses dated May 1, 2020

TD Waterhouse Variable Annuity

ISSUED BY:
Union Security Life Insurance Company of New York
Union Security Life Insurance Company of New York Separate Account A
Union Security Insurance Company
Union Security Insurance Company Variable Account D

This supplement updates certain information in the prospectus and should be attached to the prospectus and retained for future reference.

Effective January 1, 2021, in the section entitled “The Funds,” the name of the investment adviser for the Pioneer Fund VCT Portfolio and the Pioneer Select Mid Cap Growth VCT Portfolio is deleted and replaced with Amundi Asset Management US, Inc.

HV-7815